Exhibit 99.1

Press Release
For Immediate Release
November 12, 2009
Brooks Automation Reports Fourth Quarter Financial Results
Chelmsford, Massachusetts November 12, 2009 — Brooks Automation, Inc. (Nasdaq: BRKS) announced financial results for the Company’s fourth quarter of fiscal year 2009 ended on September 30, 2009.
Revenues for the fourth quarter of 2009 were $64.1 million, compared to revenues of $106.9 million in the fourth quarter of 2008, a decrease of 40.0%. Sequentially, revenues grew 46.1% from third quarter revenues of $43.9 million.
Net loss for the fourth quarter of fiscal 2009 amounted to $14.5 million, or $0.23 per diluted share. Excluding special charges totaling $0.5 million, the non-GAAP net loss for the fourth quarter of fiscal 2009 was $14.0 million, or $0.22 per diluted share. Special charges taken during the quarter were $0.5 million of residual restructuring charges related to the 2009 restructuring initiatives.
The fiscal 2009 fourth quarter results compare with a loss from continuing operations of $216.2 million, or $3.45 per diluted share in the fourth quarter of the prior year. Sequentially, the net loss was $25.7 million or $0.41 per diluted share in the third quarter of 2009. Excluding special charges, the net loss from continuing operations for the fourth quarter of the prior year was $10.0 million, or $0.16 per diluted share. Sequentially, the net loss for the third quarter excluding special charges, was $23.0 million or $0.37 per diluted share. Special charges are identified in a table to this release.
Adjusted Earnings (Loss) before Interest, Tax, Depreciation and Amortization for the fourth quarter of fiscal 2009 was ($8.7) million, which compared to ($1.9) million in the prior year period and ($17.2) million in the third quarter of fiscal 2009. A reconciliation of non-GAAP measures to the most nearly comparable GAAP measure follows the consolidated statements of operations, balance sheets and statements of cash flows attached to this release.
Effective working capital management and reduced levels of losses reduced the use of cash in operations in the quarter to $3.6 million. The Company closed the quarter with $110.5 million of cash and marketable securities.
Revenues for the fiscal year ended September 30, 2009 were $218.7 million, a 58.4% decrease from the prior fiscal year revenues of $526.4 million. The net loss for the current fiscal year was $227.9 million, as compared to the prior year’s net loss of $235.9 million. Excluding special charges, the adjusted loss from continuing operations before special charges for fiscal 2009 and 2008 was $102.9 million or $1.64 per share and $21.8 million or $0.34 per share, respectively. Special charges are identified in the tables to this release.
— more —
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

Brooks Automation Reports Fourth Quarter Financial Results	page two

Commenting on recent activities, Robert J. Lepofsky, President and Chief Executive Officer of Brooks stated, “We continue to see a sharp and continuing ramp in requirements from our semiconductor OEM customers. As previously announced, on top of the 46% increase in sales just reported we anticipate another increase in revenues in the December ending quarter that will exceed 45%. Based on current order booking activity and discussions with our major customers we have gained a growing confidence in projecting strong sales growth well into calendar year 2010. In addition, we presently anticipate converging on at least break even results in the current quarter and positive earnings for our full fiscal year.”
“Many of the investments we made in new product and market development initiatives during the business downturn are now beginning to have an impact” added Mr. Lepofsky. “We are currently working with several customers on new product platforms serving markets beyond our core semiconductor manufacturing equipment business. Combined with the continuing recovery of our base business we believe these new programs can accelerate our growth track well into next year and beyond.”
Brooks management will webcast its September quarter earnings conference today at 10:00 a.m. Eastern Time to discuss the attached quarterly results and business highlights. During the call, Company management will respond to questions concerning, but not limited to, the Company’s financial performance, business conditions and industry outlook. Their responses could contain information that has not been previously disclosed.
Analysts, investors and members of the media can access the live broadcast available on Brooks’ website at www.brooks.com. The call will be archived on this website for convenient on-demand replay until Brooks reports fiscal 2010 first quarter results in early February, 2010.
#   #   #
About Brooks Automation, Inc.
Brooks is a leading worldwide provider of automation, vacuum and instrumentation solutions to the global semiconductor and related industries. Our products and services are meeting the needs of customers across a broad spectrum of applications and industries and the global semiconductor manufacturing sector is our largest served market. When demanding productivity and availability objectives are essential factors for success, customers throughout the world turn to Brooks Automation, Inc. For more information see www.brooks.com or email co.csr@brooks.com.
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

Brooks Automation Reports Fourth Quarter Financial Results	page three

“Safe Harbor Statement” under Section 21E of the Securities Exchange Act of 1934
Some statements in this release are forward-looking statements made under Section 21E of the Securities Exchange Act of 1934. These statements are neither promises nor guarantees but involve risks and uncertainties, both known and unknown, that could cause Brooks’ financial and business results to differ materially from our expectations. They are based on the facts known to management at the time they are made. These forward-looking statements include statements regarding revenues, our profit and loss and cash flow expectations and our ability to achieve financial success in the future. Factors that could cause results to differ from our expectations include the following: volatility of the industries the Company serves, particularly the semiconductor industry; our possible inability to meet increased demand for our products due to difficulties in obtaining components and materials from our suppliers in required quantities and of required quality; the inability of customers to make payments to us when due; the timing and effectiveness of cost reduction and cost control measures; price competition; disputes concerning intellectual property; continuing uncertainties in global political and economic conditions and other factors and other risks that we have described in our filings with the Securities and Exchange Commission, including but not limited to our Annual Report on Form 10-K, current reports on Form 8-K and our quarterly reports on Form 10-Q. As a result we can provide no assurance that our future results will not be materially different from those projected. Brooks expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any such statement to reflect any change in our expectations or any change in events, conditions or circumstances on which any such statement is based. Brooks undertakes no obligation to update the information contained in this press release.
Contact:
Barbara Culhane
Corporate Marketing Manager
Brooks Automation, Inc.
978-262-2400
www.brooks.com
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED BALANCE SHEETS
(In thousands, except share and per share data)
(unaudited)

	September 30,	September 30,
	2009	2008
ASSETS
Current assets
Cash and cash equivalents	$59,985	$110,269
Marketable securities	28,046	33,077
Accounts receivable, net	38,428	66,844
Insurance receivable for litigation	120	8,772
Inventories, net	84,738	105,901
Prepaid expenses and other current assets	9,872	13,783

Total current assets	221,189	338,646
Property, plant and equipment, net	74,793	81,604
Long-term marketable securities	22,490	33,935
Goodwill	48,138	119,979
Intangible assets, net	14,081	58,452
Equity investment in joint ventures	29,470	26,309
Other assets	3,161	4,713

Total assets	$413,322	$663,638

LIABILITIES, MINORITY INTERESTS AND STOCKHOLDERS’ EQUITY

Current liabilities
Accounts payable	$26,360	$37,248
Deferred revenue	2,916	3,553
Accrued warranty and retrofit costs	5,698	8,174
Accrued compensation and benefits	14,317	18,174
Accrued restructuring costs	5,642	7,167
Accrued income taxes payable	2,686	3,151
Accrual for litigation settlement	—	7,750
Accrued expenses and other current liabilities	12,870	17,634

Total current liabilities	70,489	102,851
Accrued long-term restructuring	2,019	5,496
Income taxes payable	10,755	10,649
Long-term pension liability	7,913	—
Other long-term liabilities	2,523	2,238

Total liabilities	93,699	121,234

Commitments and contingencies
Minority interests	494	409

Stockholders’ equity
Preferred stock, $0.01 par value, 1,000,000 shares authorized, no shares issued and outstanding at September 30, 2009 and 2008	—	—
Common stock, $0.01 par value, 125,000,000 shares authorized, 77,883,173 shares issued and 64,421,304 shares outstanding at September 30, 2009, 77,044,737 shares issued and 63,582,868 shares outstanding at September 30, 2008	779	770
Additional paid-in capital	1,795,619	1,788,891
Accumulated other comprehensive income	16,318	18,063
Treasury stock at cost, 13,461,869 shares at September 30, 2009 and 2008	(200,956)	(200,956)
Accumulated deficit	(1,292,631)	(1,064,773)

Total stockholders’ equity	319,129	541,995

Total liabilities, minority interests and stockholders’ equity	$413,322	$663,638

Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
FOR THE THREE MONTHS AND YEAR ENDED SEPTEMBER 30, 2009 AND 2008
(In thousands, except per share data)
(unaudited)

	Three months ended		Twelve months ended
	September 30,		September 30,
	2009	2008	2009	2008
Revenues
Product	$51,073	$89,265	$167,552	$456,422
Services	13,012	17,605	51,154	69,944

Total revenues	64,085	106,870	218,706	526,366

Cost of revenues
Product	40,292	68,365	155,370	335,163
Services	11,931	15,422	48,408	64,375
Impairment of long-lived assets	—	—	20,924	—

Total cost of revenues	52,223	83,787	224,702	399,538

Gross profit (loss)	11,862	23,083	(5,996)	126,828

Operating expenses
Research and development	7,115	8,669	31,607	42,924
Selling, general and administrative	18,831	25,881	91,231	110,516
Impairment of goodwill	—	197,883	71,800	197,883
Impairment of long-lived assets	—	5,687	14,588	5,687
Restructuring charges	513	1,610	12,806	7,287

Total operating expenses	26,459	239,730	222,032	364,297

Operating loss from continuing operations	(14,597)	(216,647)	(228,028)	(237,469)
Interest income	640	1,151	2,719	7,403
Interest expense	196	102	454	407
Loss on investment	—	1,009	1,185	3,940
Other (income) expense, net	(66)	1,082	(31)	1,739

Loss from continuing operations before income taxes, minority interests and equity (loss) in earnings of joint ventures	(14,087)	(217,689)	(226,917)	(236,152)
Income tax provision (benefit)	(85)	(1,165)	643	1,233

Loss from continuing operations before minority interests and equity (loss) in earnings of joint ventures	(14,002)	(216,524)	(227,560)	(237,385)
Minority interests in income (loss) of consolidated subsidiaries	22	(48)	85	(53)
Equity (loss) in earnings of joint ventures	(466)	260	(213)	707

Loss from continuing operations	(14,490)	(216,216)	(227,858)	(236,625)
Gain on sale of discontinued operations, net of income taxes	—	308	—	679

Income from discontinued operations, net of income taxes	—	308	—	679

Net loss	$(14,490)	$(215,908)	$(227,858)	$(235,946)

Basic loss per share from continuing operations	$(0.23)	$(3.45)	$(3.62)	$(3.67)
Basic income per share from discontinued operations	—	0.00	—	0.01

Basic net loss per share	$(0.23)	$(3.45)	$(3.62)	$(3.66)

Diluted loss per share from continuing operations	$(0.23)	$(3.45)	$(3.62)	$(3.67)
Diluted income per share from discontinued operations	—	0.00	—	0.01

Diluted net loss per share	$(0.23)	$(3.45)	$(3.62)	$(3.66)

Shares used in computing income (loss) per share
Basic	63,135	62,587	62,911	64,542
Diluted	63,135	62,587	62,911	64,542
Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(unaudited)

	Year Ended September 30,
	2009	2008
Cash flows from operating activities
Net loss	$(227,858)	$(235,946)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	25,856	34,538
Impairment of assets	107,312	203,570
Stock-based compensation	5,817	6,909
Amortization of premium (discount) on marketable securities	127	(830)
Undistributed earnings of joint ventures	213	(707)
Minority interests	85	(53)
Loss on disposal of long-lived assets	17	1,070
Gain on sale of software division, net	—	(679)
Loss on investment	1,185	3,940
Changes in operating assets and liabilities, net of acquisitions and disposals:
Accounts receivable	29,963	38,612
Inventories	21,779	(610)
Prepaid expenses and other current assets	4,527	5,790
Accounts payable	(10,947)	(20,601)
Deferred revenue	(676)	(1,892)
Accrued warranty and retrofit costs	(2,496)	(2,772)
Accrued compensation and benefits	(3,869)	(5,839)
Accrued restructuring costs	(5,007)	(3,089)
Accrued expenses and other current liabilities	(2,522)	(7,755)

Net cash (used in) provided by operating activities	(56,494)	13,656

Cash flows from investing activities
Purchases of property, plant and equipment	(11,339)	(23,439)
Proceeds from the sale of software division	—	1,918
Acquisitions	—	(1,000)
Purchases of marketable securities	(59,091)	(151,231)
Sale/maturity of marketable securities	75,628	190,592
Other	1,055	(75)

Net cash provided by investing activities	6,253	16,765

Cash flows from financing activities
Treasury stock purchases	—	(90,194)
Issuance of common stock under stock option and stock purchase plans	1,248	2,391

Net cash provided by (used in) financing activities	1,248	(87,803)

Effects of exchange rate changes on cash and cash equivalents	(1,291)	(581)

Net decrease in cash and cash equivalents	(50,284)	(57,963)
Cash and cash equivalents, beginning of year	110,269	168,232

Cash and cash equivalents, end of year	$59,985	$110,269

Brooks Automation, Inc. ♦ 15 Elizabeth Drive ♦ Chelmsford, Massachusetts 01824 ♦ (978)262-2400 ♦ www.brooks.com

BROOKS AUTOMATION, INC.

Supplemental Information
(In thousands, except per share data)
(unaudited)
Notes on Non-GAAP Financial Measures:
The information in this press release is for: internal managerial purposes; when publicly providing guidance on future results; and as a means to evaluate period-to-period comparisons. These financial measures are used in addition to and in conjunction with results presented in accordance with GAAP and should not be relied upon to the exclusion of GAAP financial measures. Management believes these financial measures provide an additional way of viewing aspects of our operations, that, when viewed with our GAAP results and the accompanying reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of our business. Management strongly encourages investors to review our financial statements and publicly-filed reports in their entirety and not rely on any single measure.
The press release includes financial measures which exclude the effects of charges associated with our non-cash impairment charges, restructuring programs and gains or losses on investments. Management believes these measures are useful to investors because it eliminates accounting charges that do not reflect Brooks’ day-to-day operations. A table reconciling income (loss) and diluted earnings (loss) per share from continuing operations is presented below:
Brooks Automation, Inc.  ♦  15 Elizabeth Drive  ♦  Chelmsford, Massachusetts 01824  ♦  (978)262-2400  ♦ www.brooks.com

			Quarter ended
	September 30, 2009		June 30, 2009		September 30, 2008
	$	per share	$	per share	$	per share

Loss from continuing operations	$(14,490)	$(0.23)	$(25,742)	$(0.41)	$(216,216)	$(3.45)

Impairment charges - cost of revenues	-	-	408	0.01	-	-
Impairment charges - operating expense	-	-	-	-	203,570	3.25
Restructuring charges	513	0.01	2,327	0.04	1,610	0.03
Loss on investment	-	-	-	-	1,009	0.02

Adjusted loss from continuing operations	$(13,977)	$(0.22)	$(23,007)	$(0.37)	$(10,027)	$(0.16)

	Year ended
	September 30, 2009		September 30, 2008
	$	per share	$	per share

Loss from continuing operations	$(227,858)	$(3.62)	$(236,625)	$(3.67)

Impairment charges - cost of revenues	20,924	0.33	-	-
Impairment charges - operating expenses	86,388	1.37	203,570	3.15
Restructuring charges	12,806	0.20	7,287	0.11
Restructuring related inventory charges	3,612	0.06	-	-
Loss on investment	1,185	0.02	3,940	0.06

Adjusted loss from continuing operations	$(102,943)	$(1.64)	$(21,828)	$(0.34)

	Quarter ended			Year ended
	Sept 30,	June 30,	Sept 30,	Sept 30,	Sept 30,
	2009	2009	2008	2009	2008

Loss from continuing operations	$(14,490)	$(25,742)	$(216,216)	(227,858)	(236,625)

Less: Interest income	(640)	(536)	(1,151)	(2,719)	(7,403)
Add: Interest expense	196	60	466	454	1,002
Add: Income tax provision (benefit)	(85)	148	(1,165)	643	1,233
Add: Depreciation	4,187	3,679	4,554	15,642	18,170
Add: Amortization of completed technology	457	457	2,331	5,576	9,324
Add: Amortization of acquired intangible assets	371	381	1,786	4,638	7,044
Add: Stock compensation expense	810	1,613	1,297	5,817	6,909
Add: Restructuring related inventory charges	-	-	-	3,612	-
Add: Impairment charges - cost of revenues	-	408	-	20,924	-
Add: Impairment charges - operating expense	-	-	203,570	86,388	203,570
Add: Restructuring charges	513	2,327	1,610	12,806	7,287
Add: Loss on investment	-	-	1,009	1,185	3,940

Adjusted EBITDA	$(8,681)	$(17,205)	$(1,909)	$(72,892)	$14,451

Brooks Automation, Inc.  ♦  15 Elizabeth Drive  ♦  Chelmsford, Massachusetts 01824  ♦  (978)262-2400  ♦ www.brooks.com